UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12
☐	Confidential, for use of the Commission only (as permitted by Rule 14a 6(e)(2))

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Schroders Opportunistic Income Fund

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to Be Held on October 21, 2020.

THE HARTFORD FUNDS FAMILY OF FUNDS	Meeting Information
THE HARTFORD MUTUAL FUNDS, INC.
THE HARTFORD MUTUAL FUNDS II, INC.	Meeting Type:	Joint Special Meeting
HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND	For holders as of:	August 3, 2020
Date: October 21, 2020 Time: 10:00 a.m., Eastern Time
	Location:	https://viewproxy.com/hartfordfunds/ broadridgevsm/

You are receiving this communication because you hold shares in the fund named above.

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D23440-S07744

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before October 8, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D23441-S07744

Voting Items

The Board of Directors/Trustees recommends
you vote FOR the following:

1.	Election of Directors/Trustees

Nominees:

01)	Hilary E. Ackermann	06)	Christine R. Detrick
02)	Robin C. Beery	07)	Andrew A. Johnson
03)	Lynn S. Birdsong	08)	Paul L. Rosenberg
04)	Derrick D. Cephas	09)	Lemma W. Senbet
05)	James E. Davey	10)	David Sung

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D23442-S07744

D23443-S07744

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 21, 2020.

THE HARTFORD FUNDS FAMILY OF FUNDS	Meeting Information
THE HARTFORD MUTUAL FUNDS, INC.
THE HARTFORD MUTUAL FUNDS II, INC.	Meeting Type:	Joint Special Meeting
HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND	For holders as of:	August 3, 2020
Date: October 21, 2020 Time: 10:00 a.m., Eastern Time
	Location:	https://viewproxy.com/hartfordfunds/ broadridgevsm/

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D23444-Z78065

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before October 8, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

D23445-Z78065

Voting Items

The Board of Directors/Trustees recommends
you vote FOR the following:

1.	Election of Directors/Trustees

Nominees:

01)	Hilary E. Ackermann	06)	Christine R. Detrick
02)	Robin C. Beery	07)	Andrew A. Johnson
03)	Lynn S. Birdsong	08)	Paul L. Rosenberg
04)	Derrick D. Cephas	09)	Lemma W. Senbet
05)	James E. Davey	10)	David Sung

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D23446-Z78065

Voting Items continued

Voting Instructions

D23447-Z78065

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.
	4)	To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23212-S07744	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the election of each nominee:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Trustees

	Nominees:		☐	☐	☐

	01) Hilary E. Ackermann	06) Christine R. Detrick
	02) Robin C. Beery	07) Andrew A. Johnson
	03) Lynn S. Birdsong	08) Paul L. Rosenberg
	04) Derrick D. Cephas	09) Lemma W. Senbet
	05) James E. Davey	10) David Sung

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

D23213-S07744

The Hartford Funds Family of Funds

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

Joint Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the Trust named above held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.
	4)	To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23214-S07744	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the election of each nominee:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors

	Nominees:		☐	☐	☐

	01) Hilary E. Ackermann	06) Christine R. Detrick
	02) Robin C. Beery	07) Andrew A. Johnson
	03) Lynn S. Birdsong	08) Paul L. Rosenberg
	04) Derrick D. Cephas	09) Lemma W. Senbet
	05) James E. Davey	10) David Sung

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

D23215-S07744

The Hartford Funds Family of Funds

THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

Joint Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Generic Proxy Dialog Design Scripts:
Telephone # 800-690-6903

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service”
Shareholder Hears:
“You must be calling from a touchtone telephone in order to use this system and already have read the proxy statement and made your voting decisions”

“Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.”
Shareholder presses “1” and hears:
“Lets Begin”

** If shareholder does not press anything, they will hear: “Please call back when you have your proxy form. Thank you for calling. Goodbye.”

Control number: Shareholder hears:
“Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.”

Shareholder Enters Control number…
Valid Control Number: (See voting scripts, below)
Control # not 12 or 16 digits: “Sorry, your input was invalid.” Directed to control number script
No response from shareholder: “I have not received your response” Directed to control number script
Invalid: “Sorry, your control number is invalid”
Invalid greater than 3x: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system in 24 hours. We have not recorded a vote. Goodbye.”
Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press “1”, if you do not want to change your vote press “2”. (See voting scripts, below).
Valid control number, but Shareholder has just voted a proxy with the same proposals: “The directors and/or proposals for this control number are the same as your last proxy. If you would like to vote this control number in the same manner as the prior control number, press 1. If you would like to vote this control number differently, press 2.

1

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually your vote will be cast as recommended by the Board of directors. Press 2 if you will not vote on each item individually.

Shareholder presses	Shareholder hears:
1	Shareholder goes to Nominee and/or Proposal Voting.
2	One moment while I log your ballot. A vote has been recorded for control number <controlNumber>.
Let me confirm, you have elected to vote as the Board recommends. If these elections are correct press 1. To vote again press 2, to hear your vote again press 3.

Nominee Vote Script: (vote for individual issues)
“If you wish to vote for all nominees’ press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3.”

Shareholder presses:	Shareholder hears:
1	“Proposal Voting.”	Goes to Proposal Voting Script.
2	“Proposal Voting.”	Goes to Proposal Voting Script.

3	“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00”
After each election, “OK” is heard.
’00’ goes to Proposal Vote Script.
(Continued and confirmed for each nominee(s))
See Confirm Options below.
Proposal Voting:
Shareholder hears:
“There is/are <nProposals> to vote on.

For/Against/Abstain Script:
We are ready to accept your vote for proposal <n>.“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice.

2

Completed Proposal Voting:
“You have completed Proposal Voting”
A vote has been recorded for control number <ControlNumber>. This text will be heard following the final proposal on the ballot.
Confirm Options:
“Let me confirm.”
Nominee Confirmation:

1.	You have voted for all nominees
2.	You have voted to withhold all nominees
3.	You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)
Proposal Confirmation:
“You have voted For proposal ##.”
“You have voted Against proposal ##.” “You have voted to Abstain on Proposal ##.”(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe	“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”
If shareholder presses 1: “One moment, while I log your ballot. A vote has been recorded for control number <controlNumber>.” Shareholder then goes to Vote another Proxy Script.
If shareholder presses 2: they are directed to the Voting Script.
If shareholder presses 3: they are directed to the applicable Confirm Options.

Vote Another Proxy Script:
Shareholder wants to/does not want to	“If this concludes your business press 1, if you would like to vote for another proxy election press 2.”
vote on another control
number.	If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy cards. Keep it as a record of your vote. Thank you for calling. This concludes your transaction.” Goodbye.
If shareholder presses 2: Shareholder enters control number for next proxy card. See appropriate proxy voting dialog scripts, above.

3

Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The automated Proxy voting system is unavailable at this time. Please try your call again later. We have not recorded the vote. Goodbye”
Meeting Date:	“Sorry, we cannot accept your voting instructions. It is the day of the meeting or the cut off date for voting has passed.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid. Please contact your bank, Broker or Mutual fund to confirm your voter eligibility.”

4

The Funds will hold a Joint Special Meeting of Shareholders on October 21, 2020.